                                                                                      Exhibit 99.2
                                  ARVIG TELCOM, INC. AND SUBSIDIARIES
                                 -------------------------------------
                                      CONSOLIDATED BALANCE SHEET
                                    -------------------------------



                                                     (Unaudited)
                                                 September 30, 1993              December 31,  1992
                                                --------------------             ------------------

                                   ASSETS


    CURRENT ASSETS:
     Cash and Cash Equivalents                       $   4,779,838               $     4,080,262
     Marketable Securities                               2,138,575                     1,962,359
     Due from Customers, Net of Allowance for
         Doubtful Accounts of $238,000 and $145,000      3,078,743                     2,786,467
     Income Taxes Receivable                               130,237                       338,191
     Other Accounts Receivable                           1,453,752                     1,260,512
     Inventories                                           326,841                       345,272
     Prepaid Expenses                                      151,361                       162,965
                                                     --------------              ----------------
         Total Current Assets                           12,059,347                    10,936,028
                                                     --------------              ----------------

    INVESTMENTS AND OTHER ASSETS:
     Notes Receivable                                      442,123                       344,202
     Investments                                         3,022,799                     2,703,111
     Noncompete Covenants, Net of Amortization
         of $1,301,239 and $882,720                      1,188,840                     1,607,360
     Excess of Cost Over Net Assets of
         Consolidated Subsidiaries, Net of
         Amortization of $491,490 and $470,624             621,332                       642,198
     Other Intangibles, Net of Amortization
         of $241,935 and $166,956                          528,919                       603,898
     Other Assets                                          496,639                       294,486
                                                     --------------              ----------------
         Total Investments and Other Assets              6,300,652                     6,195,255
                                                     --------------              ----------------

    PROPERTY, PLANT AND EQUIPMENT:
     Telecommunications Plant in Service                43,357,719                    42,619,407
     Cable Television Plant in Service                   3,352,426                     3,278,931
     Other Property                                      2,929,221                     3,511,706
     Plant Under Construction                            2,230,704                       376,990
     Accumulated Depreciation                          (22,408,717)                  (20,459,171)
                                                     --------------              ----------------
         Net Property, Plant and Equipment              29,461,353                    29,327,863
                                                     --------------              ----------------
    TOTAL ASSETS                                     $  47,821,352               $    46,459,146
                                                     ==============              ================

                                  ARVIG TELCOM, INC. AND SUBSIDIARIES
                                  -----------------------------------
                                      CONSOLIDATED BALANCE SHEET
                                      --------------------------



                                                  (Unaudited)
                                                September 30, 1993            December 31, 1992
                                                ------------------            -----------------

           LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES:
        Current Portion of Long-Term Debt           $  1,332,271              $  1,330,000
        Accounts Payable                               3,860,619                 3,003,707
        Accrued Taxes                                    253,155                   240,866
        Accrued Pension                                  324,431                   278,344
        Other Current Liabilities                      1,154,706                   795,653
                                                    -------------             ------------
           Total Current Liabilities                   6,925,182                 5,648,570
                                                    -------------             ------------


    LONG-TERM DEBT                                    19,499,180                20,706,510
                                                    -------------             ------------


    DEFERRED CREDITS AND LIABILITIES:
        Investment Tax Credits                           639,291                   730,805
        Income Taxes                                   3,358,919                 2,988,153
        Other Liabilities                                 16,185                    19,773
                                                    -------------             ------------
           Total Deferred Credits and Liabilities      4,014,395                 3,738,731
                                                    -------------             ------------


    STOCKHOLDERS' EQUITY:
        Common Stock - Class A Voting, $1 Par Value
           500,000 Shares Authorized, 4,370 Shares
           Issued and Outstanding                          4,370                     4,370
        Common Stock - Class B Voting, $1 Par Value,
           500,000 Shares Authorized, 39,330 Shares
           Issued and Outstanding                         39,330                    39,330
        Retained Earnings                             17,338,895                16,321,635
                                                    -------------             ------------
           Total Stockholders' Equity                 17,382,595                16,365,335
                                                    -------------             ------------


    TOTAL LIABILITIES AND STOCKHOLDERS'
        EQUITY                                      $ 47,821,352              $ 46,459,146
                                                    =============             =============

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

                                  ARVIG TELCOM, INC. AND SUBSIDIARIES
                                  -----------------------------------
                                   CONSOLIDATED STATEMENT OF INCOME
                                   --------------------------------
                                               UNAUDITED
                                               ---------


                                                Nine Months Ended             Nine Months Ended
                                                September 30, 1993            September 30, 1992
                                                ------------------            ------------------

    REVENUES:
        Long-Distance Carrier Services              $ 17,574,122              $ 16,428,934
        Long Exchange Company Services                 7,750,444                 6,866,565
        Cable Television Services                        713,314                   652,834
        Other Services                                   637,706                   555,315
                                                    -------------             ------------
           Total Revenues                             26,675,586                24,503,648
                                                    -------------             ------------

    COST AND EXPENSES:
        Cost of Long-Distance Carrier Services        12,047,401                11,309,183
        Maintenance and Rents                          2,207,666                 2,032,763
        Depreciation and Amortization                  3,271,922                 3,257,210
        Sales, Marketing and Customer Services         1,962,696                 2,320,305
        General and Administrative                     3,651,791                 3,475,626
                                                    -------------             ------------
           Total Costs and Expenses                   23,141,476                22,395,087
                                                    -------------             ------------


    OPERATING INCOME                                   3,534,110                 2,108,561
                                                    -------------             ------------


    OTHER INCOME                                         213,300                   298,524

    INTEREST EXPENSE                                    (890,635)                 (912,732)
                                                    -------------             ------------


    INCOME BEFORE INCOME TAXES                         2,856,775                 1,494,353

    INCOME TAXES                                       1,184,015                   515,970
                                                    -------------             ------------


    NET INCOME                                      $  1,672,760              $    978,383
                                                    =============             =============


    WEIGHTED AVERAGE COMMON SHARES                        43,700                    43,700

        EARNINGS PER COMMON SHARE                   $      38.28              $      22.39
                                                    =============             =============


    DIVIDENDS PER COMMON SHARE                      $      15.00              $      10.00
                                                    =============             =============

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

                                  ARVIG TELCOM, INC. AND SUBSIDIARIES
                                 ------------------------------------
                                 CONSOLIDATED STATEMENT OF CASH FLOWS
                                 ------------------------------------
                                               UNAUDITED
                                               ---------

                                                Nine Months Ended             Nine Months Ended
                                                September 30, 1993            September 30, 1992
                                                ------------------            ------------------

    CASH FLOWS FROM OPERATING ACTIVITIES:
        Net Income                                  $  1,672,760              $    978,383
        Adjustments to Reconcile Net Income to Net
         Cash Provided by Operating Activities:
           Depreciation and Amortization               3,271,922                 3,257,210
           Loss (Gain) from Cellular Partnerships        (93,949)                   41,184
           Changes in Assets and Liabilities:
            (Increase) Decrease in:
             Due from Customers                         (292,276)                 (723,091)
             Income Taxes Receivable                     207,954                  (162,198)
             Other Accounts Receivable                  (193,240)                  171,408
             Inventories                                  18,431                   (36,018)
             Prepaid Expenses                             11,604                   (82,703)
           Increase (Decrease) in:
             Accounts Payable                            856,912                 1,849,493
             Accrued Taxes                                12,289                   (37,183)
             Accrued Pension                              46,087                    23,262
             Other Current Liabilities                   359,053                    40,974
             Deferred Investment Tax Credits             (91,514)                  (91,689)
             Deferred Income Taxes                       370,766                  (101,281)
             Other Liabilities                            (3,588)                    1,392
                                                    -------------             ------------

           Net Cash Provided By Operating
             Activities                                6,153,211                 5,129,143
                                                    -------------             ------------


    CASH FLOWS FROM INVESTING ACTIVITIES:
        Additions to Property, Plant
           and Equipment, Net                         (2,891,047)               (4,450,379)
        Purchase of Investments                         (137,309)                 (210,498)
        Purchase of Marketable Securities               (176,216)                 (816,415)
        Investment in Cellular Partnership               (88,430)                 (124,480)
        Issuance of Note Receivable                     (100,000)                       --
        Collection of Note Receivable                      2,079                        --
        (Increase) Decrease in Other Assets             (202,153)                  (73,389)
                                                    -------------             ------------
           Net Cash Used in Investing Activities      (3,593,076)               (5,675,161)
                                                    -------------             ------------

    CASH FLOWS FROM FINANCING ACTIVITIES:
        Proceeds from Issuance of Long-Term Debt         308,950                 3,811,234
        Principal Payments of Long-Term Debt          (1,514,009)                 (912,475)
        Dividends Paid                                  (655,500)                 (437,000)
        Principal Payments of Notes Payable                   --                   (59,374)
                                                    -------------             ------------
           Net Cash Provided By Financing
             Activities                               (1,860,559)                2,402,385
                                                    -------------             ------------


    NET INCREASE IN CASH AND CASH EQUIVALENTS            699,576                 1,856,367

    CASH AND CASH EQUIVALENTS
        At Beginning of Year                           4,080,262                 2,375,026
                                                    -------------             ------------

    CASH AND CASH EQUIVALENTS
        At September 30, 1993                       $  4,779,838              $  4,231,393
                                                    =============             ============

                       ARVIG TELCOM, INC. AND SUBSIDIARIES

                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



    1. The consolidated financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's latest annual report.

                The accompanying unaudited consolidated financial statements contain all adjustments (consisting of only normal recurring items) necessary to present fairly the financial position as of September 30, 1993, and the results of operations and cash flows for the nine months ended September 30, 1993 and 1992. The results of operations for the nine months ended September 30, 1993 and 1992, are not necessarily indicative of the results to be expected for the full year.

    2. Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). SFAS 109 requires companies to record all deferred tax liabilities or assets for the deferred tax consequences of all temporary differences. Additionally, the statement requires that deferred tax balances be adjusted to reflect new tax rates when they are enacted into law. The cumulative effect of the implementation of SFAS 109 on years prior to 1993 is estimated to have no material effect on net income. Income tax expense for 1993 reflects the new method of accounting; income tax expense for 1992 has not been restated. The cumulative effect of adopting SFAS 109 did not materially effect net income or income tax expense for the nine months ended September 30, 1993.

    3. On December 14, 1993, Telephone and Data Systems, Inc., an Iowa corporation (TDS), Arvig Acquisition Corp., a Minnesota corporation and wholly-owned subsidiary of TDS (TDS Sub.) and Arvig Telcom, Inc. signed an agreement and plan of merger providing for the merger of the TDS Sub into the Company, which would result in the Company becoming a wholly-owned subsidiary of TDS. The agreement and plan of merger includes certain closing conditions precedent to consummation of the transaction.